SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 17, 1998


                           HoloPak Technologies, Inc.
_______________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            0-19453                     51-0323272
(State or Other                  (Commission              (I.R.S. Employer
Jurisdiction of                  File Number)               Identification
Incorporation)                                                        No.)





                9 Cotters Lane, East Brunswick, New Jersey 08816
_______________________________________________________________________________
               (Address of Principal Executive Offices)    (Zip Code)



       (Registrant's Telephone Number, Including Area Code (732) 238-2883
_______________________________________________________________________________




                                 Not Applicable
_______________________________________________________________________________
         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.   Other Events.

     On November 17, 1998, HoloPak Technologies, Inc., a Delaware corporation ("HoloPak"), Foilmark, Inc., a Delaware corporation ("Foilmark"), and Foilmark Acquisition Corporation, a Delaware corporation ("Foilmark Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference, providing for the merger of HoloPak (the "Merger") with and into Foilmark Sub, with Foilmark Sub as the surviving corporation in the Merger. Pursuant to the Merger Agreement and upon the terms and subject to the conditions and limitations therein, each issued and outstanding share of common stock, par value $0.01 per share, of HoloPak (the "HoloPak Common Stock") will be converted into the right to receive
(i) 1.11 shares of common stock, par value $0.01 per share, of Foilmark (the "Foilmark Common Stock") and (ii) $1.42 in cash.

     In addition, on November 17, 1998, certain directors and shareholders of HoloPak (the "HoloPak Shareholders") entered into a Shareholder Agreement with Foilmark and Foilmark Sub (the "HoloPak Shareholder Agreement"), a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference, pursuant to which the HoloPak Shareholders, who have collectively represented to Foilmark and Foilmark Sub that they own 1,517,932 issued and outstanding shares of HoloPak Common Stock, representing approximately 45% of all outstanding shares of HoloPak Common Stock, have agreed, among other things, to vote all shares of HoloPak Common Stock owned by such HoloPak Shareholder in favor of the Merger, upon the terms and subject to the conditions thereof.

     In addition, on November 17, 1998, certain directors and shareholders of Foilmark (the "Foilmark Shareholders") entered into a Shareholder Agreement with HoloPak (the "Foilmark Shareholder Agreement"), a copy of which is filed as
Exhibit 99.4 hereto and incorporated herein by reference, pursuant to which the Foilmark Shareholders, who have collectively represented to HoloPak that they own 1,481,394 shares of Foilmark Common Stock, representing approximately 35% of all outstanding shares of Foilmark Common Stock, have agreed, among other things, to vote all shares of Foilmark Common Stock owned by such Foilmark Shareholder in favor of the Merger, upon the terms and subject to the conditions thereof.

     In addition, on November 17, 1998, certain shareholders of Foilmark and certain shareholders of HoloPak have agreed, upon the effective time of the Merger, to enter into a Voting Agreement (the "Voting Agreement"), the form of which is attached as Exhibit 9.1(i) to the Merger Agreement and incorporated herein by reference. Pursuant to the Voting Agreement, these shareholders have agreed, for a period of five years following the effective time of the Merger or until such time as such shareholders of either HoloPak or Foilmark shall as a group own less than five percent (5%) of the outstanding shares of Foilmark Common Stock, to vote all of their respective shares of Foilmark Common Stock
(i) for five nominees designated by Bradford Associates to the Board of Directors of Foilmark; (ii) for five nominees designated by Frank J. Olsen, Jr. to the Board of Directors of Foilmark; (iii) to cause the Board of Directors of Foilmark to be fixed at ten; (iv) to cause Robert J. Simon to serve as Chairman of the Board of Directors of Foilmark; and (v) to cause the Board of Directors of Foilmark to establish an Executive Committee, Compensation Committee and Audit Committee, to consist of and to be chaired by such persons as specified in the Voting Agreement.


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     Consummation of the Merger, which is expected in the first quarter of 1999, is subject to various conditions, including approval of the Merger by the shareholders of each of HoloPak and Foilmark. Prior to such shareholders' meetings, Foilmark will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the shares of the Foilmark Common Stock to be issued in exchange for the outstanding shares of HoloPak Common Stock. Such shares of Foilmark Common Stock will be offered to the HoloPak shareholders only pursuant to a prospectus that will also serve as a joint proxy statement for the separate meetings of shareholders of HoloPak and Foilmark.

     On November 18, 1998, HoloPak and Foilmark issued a joint press release announcing the execution of the Merger Agreement, the HoloPak Shareholder Agreement and the Foilmark Shareholder Agreement. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     This Current Report on Form 8-K and such press release contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are qualified by cautionary statements contained herein, including the fact that the Merger is subject to certain conditions and therefore may not close when anticipated or at all, and in HoloPak's filings with the Securities and Exchange Commission.




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit  Description

99.1 Text of Press Release, dated November 18, 1998, issued by HoloPak Technologies, Inc. and Foilmark, Inc.

99.2      Agreement  and Plan of Merger,  dated as of November 17, 1998,  by and
          among  HoloPak  Technologies,   Inc.,  Foilmark,   Inc.  and  Foilmark
          Acquisition Corporation.

99.3 Shareholders Agreement, dated as of November 17, 1998 between Foilmark, Inc., Foilmark Acquisition Corporation and Robert J. Simon, Bradford Venture Partners, L.P., Overseas Private Investor Partners, James L. Rooney, Harvey S. Share, Brian Kelly and Michael S. Mathews.

99.4 Shareholders Agreement, dated as of November 17, 1998 between HoloPak Technologies, Inc. and Martin A. Olsen, Frank J. Olsen, Jr., Wilhelm Kutsch, Philip Leibel, Carol Robie, Edward Sullivan, Kenneth Harris, Thomas R. Schwarz and Michael Foster.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HOLOPAK TECHNOLOGIES, INC.
                                                     (Registrant)


Date:  November 25, 1998
                                                By: /s/ James L. Rooney
                                                    ----------------------------
                                                    Name: James L. Rooney
                                                    Title: President and Chief
                                                          Executive Officer

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EXHIBIT INDEX

Exhibit  Description

99.1 Text of Press Release, dated November 18, 1998, issued by HoloPak Technologies, Inc. and Foilmark, Inc.

99.2      Agreement  and Plan of Merger,  dated as of November 17, 1998,  by and
          among  HoloPak  Technologies,   Inc.,  Foilmark,   Inc.  and  Foilmark
          Acquisition Corporation.

99.3 Shareholders Agreement, dated as of November 17, 1998 between Foilmark, Inc., Foilmark Acquisition Corporation and Robert J. Simon, Bradford Venture Partners, L.P., Overseas Private Investor Partners, James L. Rooney, Harvey S. Share, Brian Kelly and Michael S. Mathews.

99.4 Shareholders Agreement, dated as of November 17, 1998 between HoloPak Technologies, Inc. and Martin A. Olsen, Frank J. Olsen, Jr., Wilhelm Kutsch, Philip Leibel, Carol Robie, Edward Sullivan, Kenneth Harris, Thomas R. Schwarz and Michael Foster.



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